Exhibit 21.01

SUBSIDIARIES OF REGISTRANT

BEIJING HEIDRICK & STRUGGLES INTERNATIONAL MANAGEMENT CONSULTING COMPANY LIMITED, a China Limited Partnership (Joint Venture 90% Ownership)

H&S SOFTWARE DEVELOPMENT and KNOWLEDGE MANAGEMENT CENTRE PRIVATE LIMITED, an India corporation

HEIDRICK & STRUGGLES (CAYMAN ISLANDS), INC., a Cayman Islands corporation

HEIDRICK & STRUGGLES (INDIA) PRIVATE LIMITED, an India corporation

HEIDRICK & STRUGGLES (KOREA), INC., a Korea corporation

HEIDRICK & STRUGGLES (NZ) LIMITED, a New Zealand corporation

HEIDRICK & STRUGGLES (UK) FINANCE COMPANY LIMITED, a United Kingdom company

HEIDRICK & STRUGGLES AB, a Sweden corporation

HEIDRICK & STRUGGLES AG, a Switzerland corporation

HEIDRICK & STRUGGLES ARGENTINA, S.A., an Argentina corporation

HEIDRICK & STRUGGLES ASIA-PACIFIC, LTD., an Illinois corporation

HEIDRICK & STRUGGLES AUSTRALIA, LTD., an Illinois corporation

HEIDRICK & STRUGGLES BV, a Netherlands corporation

HEIDRICK & STRUGGLES CANADA, INC., a Canada corporation

HEIDRICK & STRUGGLES CONSULTORES de GESTAO Lda, a Portugal corporation

HEIDRICK & STRUGGLES DE CHILE LIMITADA, a Chile corporation

HEIDRICK & STRUGGLES DO BRASIL LTDA, a Brazilian corporation

HEIDRICK & STRUGGLES DUTCH PARTNERSHIP, a Netherlands partnership

HEIDRICK & STRUGGLES ESPANA, INC., an Illinois corporation

HEIDRICK & STRUGGLES FAR EAST LIMITED (Hong Kong), a Hong Kong corporation

HEIDRICK & STRUGGLES HOLDINGS DO BRASIL LTDA, a Brazilian corporation

HEIDRICK & STRUGGLES HONG KONG LTD., an Illinois corporation

HEIDRICK & STRUGGLES, INC., a Delaware corporation

HEIDRICK & STRUGGLES INTERIM EXECUTIVE GmbH, a Germany Limited Liability Company

HEIDRICK & STRUGGLES INTERNATIONAL SRL, an Italy corporation

HEIDRICK & STRUGGLES JAPAN, LTD., an Illinois corporation

HEIDRICK & STRUGGLES JAPAN GODO KAISHA, a Japanese limited liability company

HEIDRICK & STRUGGLES LATIN AMERICA, INC., an Illinois corporation

HEIDRICK & STRUGGLES LTD., an Israel corporation

HEIDRICK & STRUGGLES, S.A. de C.V., a Mexico corporation

HEIDRICK & STRUGGLES Sp.zo.o, a Poland corporation

HEIDRICK & STRUGGLES SINGAPORE PTE LTD., a Singapore corporation

HEIDRICK & STRUGGLES TAIWAN LIMITED, a Taiwan corporation

HEIDRICK & STRUGGLES UK LIMITED, a UK corporation

HEIDRICK & STRUGGLES UNTERNEHMENSBERATUNG, GmbH, an Austria corporation

HEIDRICK & STRUGGLES UNTERNEHMENSBERATUNG GmbH & Co. KG, a Germany Limited Partnership

HEIDRICK & STRUGGLES UNTERNEHMENSBERATUNG VERWALTUNG, GmbH, a Germany Limited Liability Company

LEADERSONLINE EUROPE S.A.R.L, a Luxembourg corporation

LEADERSONLINE NETHERLANDS B.V., a Netherlands corporation

SHP ESOP, LTD., a UK corporation